UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 23, 2025
QUANTUM-SI INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	001-39486	85-1388175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29 Business Park Drive
Branford, Connecticut	06405
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (866) 688-7374
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	QSI	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	QSIAW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

On September 23, 2025, Quantum-Si Incorporated (the “Company”) and Winchester Office LLC (“Winchester”) entered into a Settlement and Mutual Release Agreement (the “Mutual Release Agreement”) in connection with a lease dated December 28, 2021, by and between the Company, as tenant, and Winchester, as landlord (the “Lease Agreement”), for certain premises in the building located at 115 Munson Street, New Haven, CT, 06511 (the “Premises”). The Lease Agreement was originally expected to expire on July 31, 2032. Pursuant to the Mutual Release Agreement, the Company and Winchester agreed to terminate the Lease Agreement, effective as of September 23, 2025 (the “Early Termination Date”), subject to the terms and conditions therein. The Mutual Release Agreement provides that the Company will surrender the Premises on or prior to the Early Termination Date and will have no further rent obligations after the Early Termination Date.

As consideration for Winchester’s agreement to terminate the Lease Agreement as of the Early Termination Date and settle all disputes between the Parties, the Company agreed to pay as an additional fee (the “Termination Fee”), an aggregate sum in the amount of $11,000,000.00 less a $272,618.16 credit for the monthly recurring charges incurred under the Lease Agreement for September 1, 2025 and the surrender of a security deposit in the amount of $573,214.50.

The foregoing description of the Mutual Release Agreement is not complete and is qualified in its entirety by reference to the full text of the Mutual Release Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 1.02     Termination of a Material Definitive Agreement.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the Mutual Release Agreement is incorporated by reference into Item 1.02.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the Mutual Release Agreement is incorporated by reference into Item 2.03.
Item 9.01      Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

10.1*	Mutual Release Agreement, dated September 23, 2025, by and between Quantum-Si Incorporated and Winchester Office, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Portions of this exhibit have been omitted pursuant to Item 601(b)(10) of Regulation S-K because they are both (i) not material and (ii) contain the type of information that the Company customarily and actually treats as private or confidential.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM-SI INCORPORATED

	By:	/s/ Jeffry Keyes
	Name:	Jeffry Keyes
	Title:	Chief Financial Officer

Date: September 26, 2025